                                                                      EXHIBIT 99


                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-B, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of October 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

--------------------------------------------------------------------------------
COLLECTION PERIOD BEGINNING:                                            3/1/2004
COLLECTION PERIOD ENDING:                                              3/31/2004
PREV. DISTRIBUTION/CLOSE DATE:                                         3/12/2004
DISTRIBUTION DATE:                                                     4/12/2004
DAYS OF INTEREST FOR PERIOD:                                                  31
DAYS OF COLLECTION PERIOD                                                     31
MONTHS SEASONED:                                                               6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  ORIGINAL
PURCHASES             UNITS      CUT-OFF DATE    CLOSING DATE   POOL BALANCE
--------------------------------------------------------------------------------
INITIAL PURCHASE      62,342       9/30/2003      10/29/2003    1,024,700,567.30
SUB. PURCHASE #1
SUB. PURCHASE #2
                      ----------------------------------------------------------
TOTAL                 62,342                                    1,024,700,567.30
--------------------------------------------------------------------------------

I.     ORIGINAL DEAL PARAMETERS


                                         DOLLAR AMOUNT              # OF CONTRACTS
       Original Portfolio :            $ 1,024,700,567.30                   62,342

                                                                                             LEGAL FINAL
       Original Securities:              DOLLAR AMOUNT                     COUPON             MATURITY
           Class A-1 Notes             $   193,000,000.00                 1.13000%           11/12/2004
           Class A-2 Notes                 280,000,000.00                 1.66000%            2/12/2007
           Class A-3 Notes                 210,000,000.00                 2.48000%            3/12/2008
           Class A-4 Notes                 249,000,000.00                 3.20000%           12/13/2010
           Class B Notes                    92,700,567.30                 8.00000%           12/13/2010
                                       ------------------
                       Total           $ 1,024,700,567.30


II.    COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


        (1) Beginning of period Aggregate Principal Balance                                                  (1)      926,638,973.55
                                                                                                                --------------------

        (2) Subsequent Receivables Added                                                                     (2)                  --
                                                                                                                --------------------

            Monthly Principal Amounts

            (3) Principal Portion of Scheduled Payments Received           (3)     12,012,322.31
                                                                              ------------------
            (4) Principal Portion of Prepayments Received                  (4)     12,344,549.29
                                                                              ------------------
            (5) Principal Portion of Liquidated Receivables                (5)      5,260,842.96
                                                                              ------------------
            (6) Aggregate Amount of Cram Down Losses                       (6)                --
                                                                              ------------------
            (7) Other Receivables adjustments                              (7)                --
                                                                              ------------------

            (8) Total Principal Distributable Amounts                                                        (8)       29,617,714.56
                                                                                                                --------------------

        (9) End of Period Aggregate Principal Balance                                                        (9)      897,021,258.99
                                                                                                                ====================

       (10) Pool Factor  (Line 9 / Original Pool Balance)                                                   (10)            87.5398%
                                                                                                                ====================


III.   COLLECTION PERIOD NOTE BALANCE CALCULATION:



                               -----------------------------------------------------------------------------------------------------
                                  CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS B           TOTAL
                                  ---------        ---------        ---------        ---------        -------           -----

       (11) Original Note
            Balance            $193,000,000.00   280,000,000.00   210,000,000.00   249,000,000.00  92,700,567.30  $1,024,700,567.30
                               -----------------------------------------------------------------------------------------------------

       (12) Beginning of
            period Note
            Balance              67,175,906.99   280,000,000.00   210,000,000.00   249,000,000.00  76,329,701.28     882,505,608.27
                               -----------------------------------------------------------------------------------------------------

       (13) Noteholders'
            Principal
            Distributable
            Amount               25,767,411.67               --               --               --  10,031,679.53      35,799,091.20
       (14) Class A
            Noteholders'
            Accelerated
            Principal Amount                --               --               --               --                                --
       (15) Class A
            Noteholders'
            Principal
            Carryover Amount                --               --               --               --                                --
       (16) Policy Claim
            Amount                          --               --               --               --                                --
                               -----------------------------------------------------------------------------------------------------

       (17) End of period
            Note Balance         41,408,495.32   280,000,000.00   210,000,000.00   249,000,000.00  66,298,021.75     846,706,517.07
                               =====================================================================================================

       (18) Note Pool Factors
            (Line 17 / Line
            11)                        21.4552%        100.0000%        100.0000%        100.0000%       71.5185%           82.6297%
                               -----------------------------------------------------------------------------------------------------

       (19) Class A
            Noteholders'
            Ending Note
            Balance             780,408,495.32

       (20) Class B
            Noteholders'
            Ending Note
            Balance              66,298,021.75

       (21) Class A
            Noteholders'
            Beginning Note
            Balance             806,175,906.99

       (22) Class B
            Noteholders'
            Beginning Note
            Balance              76,329,701.28

       (23) Total Noteholders
            Principal
            Distribution for
            Collection Period    35,799,091.20

       (24) Total Noteholders
            Interest
            Distribution for
            Collection Period     2,059,563.90

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE




IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:


(25) Total Monthly Principal Collection Amounts                                                (25) 29,617,714.56
                                                                                                    -------------
(26) Required Pro Forma Class A Note Balance (87% x Line 9)      (26)         780,408,495.32
                                                                              --------------
(27) Pro Forma Class A Note Balance (Line 21 - Line 8)           (27)         776,558,192.43
                                                                              --------------
(28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))          (28)           3,850,302.89         3,850,302.89
                                                                              --------------        -------------
(29) Principal Distribution Amount (Line 25 - Line 28)                                         (29) 25,767,411.67
                                                                                                    =============


V.     RECONCILIATION OF COLLECTION ACCOUNT:


       AVAILABLE FUNDS

       (30) Interest Collections                                                    (30)      12,539,561.86
                                                                                              -------------
       (31) Repurchased Loan Proceeds Related to Interest                           (31)                 --
                                                                                              -------------
       (32) Principal Collections                                                   (32)      12,012,322.31
                                                                                              -------------
       (33) Prepayments in Full                                                     (33)      12,344,549.29
                                                                                              -------------
       (34) Prepayments in Full Due to Administrative Repurchases                   (34)                 --
                                                                                              -------------
       (35) Repurchased Loan Proceeds Related to Principal                          (35)                 --
                                                                                              -------------
       (36) Collection of Supplemental Servicing - Extension and Late Fees          (36)         249,180.16
                                                                                              -------------
       (37) Collection of Supplemental Servicing - Repo and Recovery Fees Advanced  (37)                 --
                                                                                              -------------
       (38) Liquidation Proceeds                                                    (38)       1,935,201.85
                                                                                              -------------
       (39) Recoveries from Prior Month Charge-Offs                                 (39)         117,976.17
                                                                                              -------------
       (40) Investment Earnings - Collection Account                                (40)          20,402.65
                                                                                              -------------
       (41) Investment Earnings - Spread Account                                    (41)          21,938.58
                                                                                              -------------
       (42) Total Available Funds                                                                            (42) 39,241,132.87
                                                                                                                  -------------

       DISTRIBUTIONS:

       (43) Base Servicing Fee - to Servicer                                        (43)      1,737,448.08
                                                                                              ------------
       (44) Supplemental Servicing Fee - to Servicer                                (44)        378,794.09
                                                                                              ------------
       (45) Indenture Trustee Fees                                                  (45)            250.00
                                                                                              ------------
       (46) Owner Trustee Fees                                                      (46)                --
                                                                                              ------------
       (47) Backup Servicer Fees                                                    (47)                --
                                                                                              ------------

       NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                           BEGINNING    INTEREST   INTEREST                       CALCULATED
               CLASS     NOTE BALANCE   CARRYOVER    RATE    DAYS   DAYS BASIS     INTEREST
             -------------------------------------------------------------------------------
       (48)  Class A-1   67,175,906.99     --      1.13000%   31   Act.Days/360    65,365.89  (48)   65,365.89
                                                                                                    ----------
       (49)  Class A-2  280,000,000.00     --      1.66000%   30      30/360      387,333.33  (49)  387,333.33
                                                                                                    ----------
       (50)  Class A-3  210,000,000.00     --      2.48000%   30      30/360      434,000.00  (50)  434,000.00
                                                                                                    ----------
       (51)  Class A-4  249,000,000.00     --      3.20000%   30      30/360      664,000.00  (51)  664,000.00
                                                                                                    ----------
       (52)   Class B    76,329,701.28     --      8.00000%   30      30/360      508,864.68  (52)  508,864.68
             -------------------------------------------------------------------------------

       NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                           PRINCIPAL    PRINCIPAL    EXCESS      MANDATORY                TOTAL
               CLASS     DISTRIBUTION   CARRYOVER  PRIN. DUE  NOTE PREPAYMENT           PRINCIPAL
             ---------------------------------------------------------------------------------------
       (53)  Class A-1   25,767,411.67     --             --               --      --  25,767,411.67  (53)  25,767,411.67
                                                                                                            -------------
       (54)  Class A-2              --     --             --               --      --             --  (54)             --
                                                                                                            -------------
       (55)  Class A-3              --     --             --               --      --             --  (55)             --
                                                                                                            -------------
       (56)  Class A-4              --     --             --               --      --             --  (56)             --
                                                                                                            -------------
       (57)  Class B                --     --             --               --      --             --  (57)             --
             ---------------------------------------------------------------------------------------


       (58)       Insurer Premiums - to MBIA                                      (58)     154,517.05
                                                                                           ----------
       (59)       Total Distributions                                                                     (59) 30,097,984.78
                                                                                                               -------------
(60)   Excess Available Funds (or Premium Claim Amount)                                                   (60)  9,143,148.09
                                                                                                               -------------
(61)   Deposit to Spread Account to Increase to Required Level                                            (61)            --
                                                                                                               -------------
(62)   Amount available for Noteholders' Accelerated Principle Amount                                     (62)            --
                                                                                                               -------------
(63)   Amount available for Deposit into the Note Distribution Account                                    (63)  9,143,148.09
                                                                                                               -------------


VI.    CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:


(64)   Excess Available Funds After Amount to Increase Spread to Required Level
       (Line 60 - Line 61)                                                        (64)       9,143,148.09
                                                                                           --------------
(65)   Spread Account Balance in Excess of Required Spread Balance                (65)         888,531.44
                                                                                           --------------
(66)   Total Excess Funds Available                                               (66)      10,031,679.53
                                                                                           --------------
(67)   Pro Forma Class A Note Balance (Line 21 - Line 8)                          (67)     776,558,192.43
                                                                                           --------------
(68)   Required Pro Forma Class A Note Balance (87% x Line 9)                     (68)     780,408,495.32
                                                                                           --------------
(69)   Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)      (69)                 --
                                                                                           --------------
(70)   Lesser of (Line 68) or (Line 69)                                           (70)                 --
                                                                                           --------------
(71)   Accelerated Principal Amount (Lesser of Line 66 or 70)                                                     (71)       --
                                                                                                                       --------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE




VII.  RECONCILIATION OF SPREAD ACCOUNT:                                    INITIAL DEPOSIT                              TOTAL
------------------------------------------------------------------------------------------------------------------------------------
(72)        INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                   30,741,017.02                              30,741,017.02
------------------------------------------------------------------------------------------------------------------------------------
(73)        BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                            (73) 27,799,169.21
                                                                                                                       -------------
            ADDITIONS TO SPREAD ACCOUNT

      (74)  Deposit from Collection Account (Line 61)                                       (74)             --
                                                                                                 --------------
      (75)  Investments Earnings                                                            (75)      21,938.58
                                                                                                 --------------
      (76)  Deposits Related to Subsequent Receivables Purchases                            (76)             --
                                                                                                 --------------
      (77)  Total Additions                                                                                       (77)     21,938.58
                                                                                                                       -------------

            SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                      (78) 27,821,107.79
                                                                                                                       -------------

            AND SPREAD ACCOUNT REQUIREMENT AMOUNT

      (79)  3% of the Ending Pool Balance (3% x Line 9)                                     (79)  26,910,637.77
                                                                                                 --------------
      (80)  Floor Amount (2.0% of Original Pool Balance)                    20,494,011.35   (80)             --
                                                                                                 --------------
      (81)  If a Spread Cap Event exists then 6% of the Ending Pool Balance            --   (81)             --
                                                                                                 --------------
      (82)  If a Trigger Event exists then an unlimited amount as determined
            by the Controlling Party                                                        (82)             --
                                                                                                 --------------
      (83)  Spread Account Requirement                                                                            (83) 26,910,637.77
                                                                                                                       -------------

            WITHDRAWALS FROM SPREAD ACCOUNT

      (84)  Withdrawal pursuant to Section 5.1(b) (Transfer Investment
            Earnings to the Collection Account)                                             (84)      21,938.58
                                                                                                 --------------
      (85)  Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)                  (85)             --
                                                                                                 --------------
      (86)  Withdrawal pursuant to Section 5.7(b)(x) (Unpaid amounts owed to
            the Insurer)                                                                    (86)             --
                                                                                                 --------------
      (87)  Withdrawal pursuant to Section 5.7(b)(xiii) (Other unpaid amounts
            owed to the Insurer)                                                            (87)             --
                                                                                                 --------------
      (88)  Withdrawal pursuant to Section 5.7(b)(xiv) (Note Distribution
            Account - Class A Noteholders' Accelerated Principal Amount)                    (88)             --
                                                                                                 --------------
      (89)  Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution
            Account - Class B Noteholders' Principal)                                       (89)     888,531.44
                                                                                                 --------------

      (90)  Total Withdrawals                                                               (90)     910,470.02
                                                                                                 --------------
                                                                                                                  (91)    910,470.02
                                                                                                                       -------------

            END OF PERIOD SPREAD ACCOUNT BALANCE                                                                  (92) 26,910,637.77
                                                                                                                       -------------


VIII.       CALCULATION OF OC LEVEL AND OC PERCENTAGE


      (93)  Aggregate Principal Balance                                                     (93) 897,021,258.99
                                                                                                 --------------
      (94)  End of Period Class A Note Balance                                              (94) 780,408,495.32
                                                                                                 --------------
      (95)  Line 93 less Line 94                                                            (95) 116,612,763.67
                                                                                                 --------------
      (96)  OC Level (Line 95 / Line 93)                                                    (96)          13.00%
                                                                                                 --------------
      (97)  Ending Spread Balance as of a percentage of Aggregate Principal Balance
            (Line 92 / Line 93)                                                             (97)           3.00%
                                                                                                 --------------

      (98)  OC Percentage (Line 96 + Line 97)                                                                     (98)        16.00%
                                                                                                                       -------------


IX.         AMOUNTS DUE TO CERTIFICATEHOLDER


      (99)  Beginning of Period Class B Noteholder Balance                                                        (99) 76,329,701.28
      (100) Funds Available to the Class B Noteholder                                                            (100) 10,031,679.53
      (101) Remaining Balance to the Certificateholder                                                           (101)            --


For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com



By:         (S)/Mike Wilhelms
            --------------------------------
Name:       Mike Wilhelms
            --------------------------------
Title:      Sr. VP & Chief Financial Officer
            --------------------------------
Date:       5-Apr-2004
            --------------------------------